UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2010

HENRY COUNTY BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-49789	58-14855111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4806 N. Henry Blvd., Stockbridge, GA 30281

(Address of Principal Executive Offices)

(770) 474-7293

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 29, 2010, Henry County Bancshares, Inc., the parent company of The First State Bank, released a letter to its shareholders. A copy of the letter is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit 99.1     Shareholder letter dated January 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HENRY COUNTY BANCSHARES, INC.

DATE: January 29, 2010	By:	/s/ DAVID H. GILL
	Name:	David H. Gill
	Title:	Chief Executive Officer